UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report
pursuant to section 13 or 15(D)
of the securities exchange act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Bayview Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41890	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BAYAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BAYA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	BAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2026, Bayview Acquisition Corp. (the “Company”) received written notice from the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (the “Nasdaq”) that the Panel has determined to delist the Company’s securities from Nasdaq (the “Delisting Determination”) due to the Company’s failure to complete its business combination with Oabay, Inc. (“Oabay”) on or before June 19, 2026. Accordingly, the Panel suspended trading of the Company’s securities from Nasdaq, effective as of the open of trading on July 7, 2026, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

As previously disclosed, on April 22, 2026, the Company timely requested a hearing before the Panel to appeal an earlier February 19, 2026 determination to delist the Company’s securities from Nasdaq as a result of the Company’s noncompliance with Nasdaq Listing Rules 450(b)(2)(A), 5450(a)(2), 5620(a) and 5450(b)(2)(B). The Company received written notice of the Panel’s decision (the “Panel Decision”), to grant the Company’s request for continued listing on Nasdaq, subject to certain conditions, including that on or before June 19, 2026, the Company shall close its business combination with Oabay and demonstrate compliance with the initial listing rules of Nasdaq.

The Delisting Determination states the Company may request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the Delisting Determination, provided the Council receives a written request within 15 days of the Delisting Determination.

The Company intends to request that the Council review the Delisting Determination, however there can be no assurance that a request to review will be successful.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations, including the Company’s ability to successfully obtain a reversal of the Delisting Determination, the Company’s ability to demonstrate compliance with Nasdaq listing rules, and the Company’s ability to complete its business combination with Oabay. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW ACQUISITION CORP

Date: July 9, 2026	By:	/s/ Xin Wang
	Name:	Xin Wang
	Title:	Chief Executive Officer